UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report  -  October 30, 2007

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

One Neenah Center, 4th Floor, P.O. Box 669, Neenah, Wisconsin  54956-0669

 (Address of principal executive offices)

Registrant’s telephone number, including area code:   (920) 727-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 30, 2007, Bemis Company, Inc. issued a press release containing its financial results for the third quarter ended September 30, 2007, a copy of which is furnished as Exhibit 99 to this report. Earnings guidance for the balance of 2007 for Bemis Company is included with this press release and will be available during the regular earnings release conference call scheduled for Tuesday, October 30, 2007, at 10:00 a.m. (EDT). Individuals may listen to the call on the Internet at www.bemis.com under “Investor Relations.”  However, they are urged to check the website ahead of time to ensure their computers are configured for the audio stream. Instruction for obtaining the required, free, downloadable software are available in a pre-event system test on the site.

Use of Non-GAAP Financial Measures

The press release furnished as an exhibit to this report contains certain non-GAAP financial measures, including:

•    Segment operating profit as adjusted

•    Segment operating profit as adjusted as a percentage of net sales

•    Diluted earnings per share as adjusted

Each of these measures excludes from the most directly comparable GAAP measures the impact of relevant restructuring and related charges or income. Management believes these adjusted measures are useful to investors because they assist an investor’s understanding of the impact of these items on the comparability of the Company’s operations from year-to-year. Excluding the impact of these items also enables investors to compare our underlying operational results and trends before other charges and income items that are considered by management to be non-recurring and do not relate to the Company’s core operations. Management uses these adjusted measures to monitor and evaluate operating performance and also for internal planning purposes. These measures are subject to certain limitations because they do not reflect all charges or income items that were actually recognized by the Company in accordance with GAAP. As a result, investors should consider these non-GAAP measures in addition to, and not as a substitute for, or superior to, financial performance measures presented in accordance with GAAP. In addition, these adjusted measures may not be calculated in the same manner as adjusted measures presented by other companies.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)                                 The October 30, 2007, Bemis Company, Inc. press release for the third quarter ended September 30, 2007, is furnished as Exhibit 99 to this report.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BEMIS COMPANY, INC.

By	/s/ Gene C. Wulf	By	/s/ Stanley A. Jaffy
	Gene C. Wulf, Senior Vice President		Stanley A. Jaffy, Vice President
	and Chief Financial Officer		and Controller

Date October 30, 2007			Date October 30, 2007